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EXHIBIT 99.2



ROBERT J. WHITE  (S.B. 054797)
SUZZANNE UHLAND (S.B. 136852)
KAREN RINEHART  (S.B. 185996)
AUSTIN K. BARRON  (S.B. 204452)
O'MELVENY & MYERS LLP
400 South Hope Street
Los Angeles, CA  90071-2899
Telephone: (213) 430-6000
Facsimile: (213) 430-6407

Attorneys for At Home Corporation, et al.,
Debtors and Debtors in Possession




                       UNITED STATES BANKRUPTCY COURT FOR
                       THE NORTHERN DISTRICT OF CALIFORNIA
                             SAN FRANCISCO DIVISION

In re                                            Case No. 01-32495-TC

AT HOME CORPORATION,                             Chapter 11
a Delaware corporation, et al.,
                                                 (Jointly Administered)
                       Debtors.

                                                 [No hearing required]




              STIPULATION AND SUPPLEMENTAL ORDER REGARDING DEBTORS'
         JOINT CHAPTER 11 PLAN OF LIQUIDATION (DATED AS OF MAY 1, 2002,
             AS MODIFIED AND AMENDED), CONFIRMED ON AUGUST 15, 2002.



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                  This stipulation (the "Stipulation") is entered between At
Home Corporation ("At Home") and certain of its affiliated entities (together with At Home, the "Debtors"), as debtors and debtors in possession in the above-captioned Chapter 11 cases, the Statutory Committee of Bondholders (the "Bondholders' Committee"), the General Unsecured Creditors' Committee (the "General Unsecured Creditors' Committee") and the Committee of Equity Security Holders (the "Equity Committee"), by and through their respective attorneys, with respect to the following facts:

         A. This Court entered an Order (the "Confirmation Order") on August 15, 2002 confirming the Debtors' Joint Chapter 11 Plan of Liquidation Dated as of May 1, 2002 as modified and amended (the "Plan").(1)

         B. The Debtors seek a limited supplemental order pertaining to certain technical issues in order to facilitate expeditious effectivity of the Plan.

                  THEREFORE, the parties hereby stipulate as follows:

         1. On the Effective Date, Richard Williamson is appointed as the initial Bondholders' Liquidating Trustee.

         2. The Debtors are authorized to transfer, disburse and release Estate funds to the General Unsecured Creditors' Liquidating Trust pursuant to the Confirmation Order. The Debtors are authorized to wire such funds to Citibank, 2500 Lake Cook Road, Suite 200 South, Riverwoods, IL 60015, ABA routing number 021000089, Morgan Stanley account number 40611172, for further credit account 379-075958, name: Frank A. Morrow, Trustee, At Home General Unsecured Creditors' Liquidating Trust UAD 8/15/2002, taxpayer identification number 71-6199039.

         3. The Debtors are authorized to transfer, disburse and release Estate funds to a client trust account maintained by the firm of Flemming Zulak & Williamson LLP and such transfer, disbursement and release shall be deemed one and the same as a transfer, disbursement or release to the Bondholders' Liquidating Trust pursuant to the Confirmation Order. The Debtors are authorized to wire such funds to HSBC Bank, 120 Broadway, New HSBC Bank, 120 Broadway, New York, NY 10271, ABA routing number 021001088, account: Flemming Zulak & Williamson LLP attorney trust, trust account number 001794019.



--------
(1) Capitalized terms used but not defined herein have the meaning given to such terms in the Confirmation Order or, if not contained therein, in the Plan.



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         4. The Bondholders' Distribution shall be reduced by the sum of
$200,000, which shall be paid to Promethean in accordance with the Plan, Article 12.N(6).

         5. The Bondholders' Distribution shall be further reduced by the sum of $553,870, in accordance with the Plan, Article 8.D, representing the amount previously paid by At Home and the Estates to the Bondholders' Committee in pursuing the Controlling Shareholders Related Litigation after the appointment of the Bondholders' Committee as an Estate Representative on May 13, 2002.

         6. The General Unsecured Creditors' Distribution shall be reduced by the sum of $205,655, in accordance with the Plan, Article 8.D, representing the amount previously paid by At Home and the Estates to the General Unsecured Creditors' Committee in pursuing the Estate Litigation after the appointment of the General Unsecured Creditors' Committee as an Estate Representative on May 13, 2002, by the sum of $193,369 for the settlement of the WHITE V. MATCHLOGIC action, and by the sum of $638,786.64 for the payment of former employee Class 4 Convenience Claims on or near the Effective Date.

         7. The characterization of amounts sought by professionals for the Bondholders' Committee and the General Unsecured Creditors' Committee from the Estates is subject to review by the Court in the fee application process with respect to whether such amounts are attributable to the Controlling Shareholders Related Litigation or Estate Litigation.

         8. The initial record date for determining the holders of Bondholders Claims entitled to distributions under the Plan shall be September 25, 2002; subsequent record dates, if any shall be determined by the Bondholders' Liquidating Trustee as appropriate. The record date for determining the holders of Claims and Interests in Class 7 entitled to distribution under the Plan (if any) shall be September 25, 2002.



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DATED:  September 30, 2002         O'MELVENY & MYERS LLP



                                   By /s/ Karen Rinehart
                                      ------------------------------------------
                                      Karen Rinehart
                                      Attorneys for At Home Corporation, et al.,
                                      Debtors and Debtors in Possession


DATED:  September 30, 2002         PACHULSKI, STANG, ZIEHL, YOUNG &
                                   JONES, P.C.



                                   By /s/ Max Litvak
                                      ------------------------------------------
                                      William P. Weintraub, Maxim Litvak
                                      Attorneys for the Statutory Bondholders'
                                      Committee


DATED:  September 30, 2002         McNUTT & LITTENEKER LLP



                                   By /s/ Rebecca U. Litteneker
                                      ------------------------------------------
                                      Rebecca U. Litteneker
                                      Attorneys for the General Unsecured
                                      Creditors' Committee


DATED:  September 30, 2002         SONNENSCHEIN, NATH & ROSENTHAL



                                   By /s/ Peter D. Wolfson
                                      ------------------------------------------
                                      Peter D. Wolfson
                                      Attorneys for the Committee of Equity
                                      Security Holders





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IT IS SO ORDERED.





Dated:  October 1, 2002



                                            /s/ Thomas E. Carlson
                                            ------------------------------------
                                            THE HONORABLE THOMAS E. CARLSON
                                            UNITED STATES BANKRUPTCY JUDGE




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